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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         DATE OF REPORT (Date of earliest event reported): MAY 19, 2003


                   KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

               (Exact name of registrant as specified in charter)



        DELAWARE                     333-44634                 75-2287683
(State of Incorporation)        (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)

    2435 NORTH CENTRAL EXPRESSWAY
          RICHARDSON, TEXAS                                       75080
(Address of Principal Executive Offices)                        (Zip Code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 699-4062


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ITEM 5.   OTHER EVENTS.

         On October 16, 2001, Kaneb Pipe Line Operating Partnership, L.P., a Delaware limited partnership (the "Partnership"), filed with the Securities and Exchange Commission (the "Commission") a shelf registration statement on Form S-3 (Registration No. 333-71638) (the "Registration Statement"). The Registration Statement was declared effective on October 22, 2001. On May 19, 2003, the Partnership entered into an Underwriting Agreement among the Partnership, Kaneb Pipe Line Company, LLC, and the underwriters named therein relating to the offering of $250,000,000 aggregate principal amount of 5.875% Senior Unsecured Notes due 2013 (the "Notes"). On May 20, 2003, the Partnership filed with the Commission a Prospectus Supplement to the Registration Statement pursuant to Rule 424 under the Securities Act of 1933, as amended, relating to the offering of the Notes. Exhibits 1.1, 5.1, and 23.3 to this Form 8-K relating to the issuance of the Notes are hereby incorporated into such Registration Statement reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      Exhibits.
                  1.1 Underwriting Agreement, dated May 19, 2003, among the Partnership, Kaneb Pipe Line Company LLC and the underwriters named therein.

                  5.1    Opinion of Fulbright & Jaworski L.L.P.

                  23.3 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KANEB PIPE LINE OPERATING PARTNERSHIP, L.P.

                                    By: Kaneb Pipe Line Company LLC,
                                        General Partner



Dated May 21, 2003                              /s/ HOWARD C. WADSWORTH
                                        ---------------------------------------
                                                   Howard C. Wadsworth
                                               Vice President, Treasurer
                                                     and Secretary


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                                INDEX TO EXHIBITS




1.1 Underwriting Agreement, dated May 19, 2003, among the Partnership, Kaneb Pipe Line Company, LLC and the underwriters named therein.


5.1    Opinion of Fulbright & Jaworski L.L.P.

23.3 Consent of Counsel (the consent of Fulbright & Jaworski L.L.P. to the use of their opinion filed as Exhibit 5.1 hereto and the reference to their firm in the Registration Statement is contained in such opinion).


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